John Hancock Funds II

Supplement dated 7-1-14 to the current Class I Summary Prospectus

Natural Resources Fund (the “Fund”)

The following information supplements and supersedes any information to the contrary relating to Natural Resources Fund (the fund), a series of John Hancock Funds II (the Trust), contained in the Prospectus.

At an in-person meeting held June 23-25, 2014, the Trust’s Board of Trustees approved the hiring and appointment of Jennison Associates LLC (Jennison) to replace Wellington Management Company, LLP (Wellington Management) as subadvisor to the fund effective at the close of business on July 17, 2014 (the Effective Date). John Hancock Advisers, LLC, the fund’s investment advisor, has hired a transition manager to assist in transitioning cash and portfolio securities in connection with the change in subadvisors from Wellington to Jennison.

Following the reassignment, the fund’s Class A, Class I, and Class R6 shares will close to all new and existing investors, including automatic purchase plans, on September 1, 2014. Existing shareholders of the fund as of the close of business on September 1, 2014, may continue to reinvest dividends or capital gains distributions received from the fund if they previously made an election to do so. The fund’s Class 1 and Class NAV shares will remain open to investment for investors eligible to purchase Class 1 and NAV shares. The fund reserves the right to change or make exception to these policies at any time and may permit new investments in Class A, Class I, and Class R6 shares by certain investors at the sole discretion of the fund.

In connection with the appointment of Jennison as subadvisor to the fund, the Prospectus is hereby amended as follows, as of the Effective Date:

All references to Wellington Management and its portfolio managers are hereby deleted.

As of the Effective Date, the fund is changing its Investment objective to the following:

To seek long-term capital appreciation.

In “Fund summary,” the “Annual fund operating expenses” and “Expense example” tables are revised and restated in their entirety as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class I
Management fee[1]	0.98
Other expenses[2]	0.44
Total annual fund operating expenses	1.42
Contractual expense reimbursement[3]	-0.09
Total annual fund operating expenses after expense reimbursements	1.33

[1]	"Management fee" has been restated to reflect the contractual management fee schedule effective July 18, 2014.

[2]	"Other expenses" have been restated to reflect current transfer agency and service fees.

[3]	The advisor has contractually agreed to waive its advisory fees so that the amount retained by the advisor after payment of the subadvisory fees for the fund does not exceed 0.45% of the fund's average net assets. The current expense limitation agreement expires on December 31, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expenses ($)	Class I
1 Year	135
3 Years	440
5 Years	768
10 Years	1,694

The information under “Principal investment strategies” in the “Fund summary” is revised and restated in its entirety as follows:

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including in emerging markets. Natural resource-related companies include companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources. The fund will consider a company a natural resource-related company if the company is categorized, based on the Global Industry Classification Standards (“GICS”) industry classifications, as they may be amended from time to time, within the following industries: Chemicals, Construction Materials, Containers & Packaging, Energy Equipment & Services, Metals & Mining, Oil, Gas & Consumable Fuels, and Paper & Forest Products. The fund may amend from time to time the GICS industries that are included in the fund's definition of a natural resource-related company. Equity and equity-related securities in which the fund typically invests include common stock, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships.

The fund may invest without limitation in foreign securities, including in emerging markets. The fund may utilize currency forwards and other currency hedging transactions in an effort to protect the value of the fund’s assets when the subadvisor deems it advisable to do so.

Jennison’s Global Natural Resources team uses a combination of top-down analysis and bottom-up stock selection; Jennison’s proprietary fundamental research drives this process and is critical to successful stock selection. The Natural Resources team attempts to identify market dynamics that are underpinning natural resources commodities, and in turn seeks companies that are not hindered by those constraints and can capitalize in an environment of changing commodity prices. The team initially examines the relative strengths of natural resources commodity groups, attempting to determine if a commodity has favorable supply/demand characteristics. They then seek to identify stocks from energy/mining sub-sectors with attractive attributes such as: valuation versus peers, organic reserve and production growth, and competitive unit cost structure. A key characteristic the team seeks is a company’s ability to show increasing proven and probable reserves and strong organic production growth from natural resource reserve bases whose potential may currently be underappreciated by the marketplace.

The information under “Principal risks” in the “Fund summary” is revised to include the following:

Master limited partnership risk. Many MLPs in which the fund may invest operate oil, natural gas, or petroleum facilities, or other facilities within the energy sector. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; and extreme weather or other natural or man-made disasters.

Warrants risk. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to their expiration dates.

Although the performance information in the “Past performance” section of the “Fund summary” will remain the same, the first paragraph under “Past performance” is revised and restated as follows:

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results.

Prior to the close of business on July 17, 2014, the fund was managed by a different subadvisor pursuant to a different investment strategy, and thus, the performance presented prior to this date should not be attributed to the current subadvisor. As a result of the difference in investment strategy and subadvisor, the fund’s performance shown below might have differed materially.

All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our website: www.jhinvestments.com/InstitutionalPerformance, or by calling 888-972-8696, between 8:30 A.M. and 5:00 P.M., Eastern Time, on most business days.

The information regarding the subadvisor in under “Investment management” in the “Fund summary” is revised and restated in its entirety as follows:

Subadvisor Jennison Associates LLC

Neil P. Brown, CFA, and Jay Saunders serve as portfolio managers of the fund. Accordingly, in the Fund summary, the information under “Portfolio management” is revised and restated in its entirety as follows:

Neil P. Brown, CFA
Portfolio Manager

Managed the fund since 2014

Jay Saunders

Portfolio Manager

Managed the fund since 2014

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.